Supplement to the
Fidelity® Blue Chip Growth Fund and Fidelity Blue Chip Value Fund
September 29, 2005
Prospectus

The following information supplements information found in the "Fund Management" section beginning on page 24.

Effective June 1, 2006, Blue Chip Growth will compare its performance to the Russell 1000 Growth Index. Because the performance adjustment is based on a rolling 36 month measurement period, during a transition period Blue Chip Growth's performance will be compared to a blended index return that reflects the performance of the Russell 1000 Growth Index for the portion of the 36 month performance measurement period beginning June 1, 2006, and the performance of the S&P 500 for the remainder of the measurement period. At the conclusion of the transition period, the performance of the S&P 500 will be eliminated from performance adjustment calculation, and the calculation will include only the performance of the Russell 1000 Growth Index.

BCF/BCV-06-02 June 1, 2006
1.798338.104

Supplement To The

Fidelity® Blue Chip Growth Fund
Fidelity Blue Chip Value

Funds of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2005

The following information replaces similar information found in the "Management Contract" section on page 28.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Blue Chip Growth's performance to that of the S&P 500 Index or Blue Chip Value's performance to that of the Russell 1000® Value Index.

Effective June 1, 2006, for services of FMR under the management contract, Blue Chip Growth pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Blue Chip Growth's performance to that of a blend of the performance of the S&P 500 and the Russell 1000 Growth Index.

The following information replaces similar information found in the "Management Contract" section on page 30.

Computing the Performance Adjustment. The basic fee for each of Blue Chip Growth and Blue Chip Value is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of Russell 1000 Value Index for Blue Chip Value or a blend of the S&P 500 and the Russell 1000 Growth Index for Blue Chip Growth. The performance period for Blue Chip Value commenced on July 1, 2003. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.

For the period prior to June 1, 2006, Blue Chip Growth compares its performance to the S&P 500 (Prior Index). For the period beginning June 1, 2006, Blue Chip Growth compares its performance to the Russell 1000 Growth Index (Current Index). Because the performance adjustment is based on a rolling 36 month measurement period, during a transition period Blue Chip Growth's performance will be compared to a 36 month blended index return that reflects the performance of the Current Index for the portion of the 36 month performance measurement period beginning June 1, 2006 and the performance of the Prior Index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the Prior Index will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the Current Index.

If the Trustees determine that another index is appropriate for Blue Chip Growth and Blue Chip Value, they may designate a successor index to be substituted.

The following information replaces similar information found in the "Management Contract" section on page 30.

The record of the Russell 1000 Value Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Blue Chip Value's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 1000 Value Index. The records of the S&P 500 and Russell 1000 Growth Index for Blue Chip Growth are based on change in value and each is adjusted for any cash distributions from the companies whose securities compose the indexes. Because the adjustment to the basic fee is based on Blue Chip Growth's performance compared to the blended investment records of the S&P 500 and Russell 1000 Growth Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the blended records of the indexes. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

BCF/BCVB-06-01 June 1, 2006
1.802077.103